Exhibit 99.2

TXCO's Presentation Outline for Friedland Capital's Oil, Gas & Energy Conference in Houston, February 4, 2004

Slide 1 - Multi-Play, Multi-Pay in the Maverick Basin February 2004 Update Roberto R. Thomae, Vice President-Capital Markets

Slide 2 - Corporate Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300, Fax: (210) 496-3232; www.txco.com
- Contact: Bob Thomae, Vice President-Capital Markets, (210) 496-5300, ext. 214,bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended December 31, 2002, and its Form 10-Q for the quarter and year-to-date period ended Sept. 30, 2003. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - TXCO Snapshot
- Founded - 1979
- Headquarters - San Antonio
- Nasdaq Smallcap - TXCO
- Trading Statistics
- Current 3-month average daily volume - 117,000 shares
- 21.2 million shares traded in 2003
- 2003 High - $6.75, Low - $2.62, YE close - $6.10, up 105% for the year

Slide 4 - 3-Year Comparative Stock Performance
Line chart showing stock price activity from January 2001 through December 2003 for TXCO, S&P 600 SC, TXCO Peers, and AMEX NG Index.

TXCO - The Exploration Company; S&P 600 SC - Standard & Poor's 600 Smallcap Index;
TXCO Peers - GASE.OB, PLLL, EQTY, CRZO, BEXP, EPEX, PQUE, WZR, PENG, CWEI;
AMEX NG Index - American Stock Exchange Natural Gas Index
Source: Bloomberg

Slide 5 - TXCO Capitalization

-  $159 million enterprise value at 12/31/03
-  22.5 million diluted common shares; 18% held by insiders
-  $16 million in redeemable preferred stock issued in August 2003
-  $25 million reserve-based credit facility at end of December
    -  Borrowing base - $14 million
    -  Outstanding - $14 million
    -  9% of enterprise value

Enterprise value is diluted shares, times share price, plus debt, plus preferred equity, less cash and equivalents.

Slide 6 - TXCO Profile

-  25th anniversary in 2004
-  Full-cycle exploration company
-  Balanced producer with infrastructure control
-  Large acreage position with hundreds of internally generated growth opportunities
-  Technologically advanced

Slide 7 - TXCO Growth Strategy

Shareholder Value Growth Principles:
-  Accumulate large lease position in core area
-  Control majority of exploration/development activity and timetable
-  Use advanced technology to mitigate drilling risk
-  Aggressively develop properties using proven ideas
-  Keep debt below 25% of enterprise value

Slide 8 - Reserves and Production Rising
Slide contains two charts: 1) Average Daily Production and 2) Total Proved Reserves - Bcfe
Chart 1 is a line graph showing 2000 through 2003 MMcfed and the 2003 exit rate; as follows:
     2000 - 9.1; 2001 - 8.1; 2002 - 12.0; 2003 - 13.2; and '03 exit - 16.1.
Chart 2 shows reserves in Bcfe by formation in layers, for the period from 2000 to 1H03, for:
     Escondido - gas; San Miguel - oil; Georgetown - oil; Georgetown - gas; Glen Rose - oil;
     Glen Rose - gas; Other Formations; and, Williston Basin - oil. The chart shows the significant growth in gas reserves in the Glen Rose formation and the growth in oil reserves from both the
     Glen Rose and San Miguel formations.

TXCO's proved reserves grew almost 350% in 2-1/2 years - mostly through the drillbit

Slide 9 - TXCO Maverick Basin Focus Area
Map of Western United States of America with inset map focusing in on TXCO's lease area and indicating a 50-mile span
-     480,000 gross acres
-     85% working interest
-     More than 95% 3-D seismic coverage
-     Seven current plays - from 1,000' to 18,000'
-     More than 1,000 identified drilling prospects

Slide 10 - TXCO's Pipeline Synergy
Map of pipeline superimposed over lease location map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compression station and Delivery point.
-     80-mile system offers ongoing cost savings
-     35 MMcfd capacity
-     Current throughput at 50% of capacity
-     Added compression could boost capacity to 100 MMcfd

Slide 11 - TXCO Capital Expenditures

Slide contains three charts: 1) 2003 Drilling/Development CAPEX by Year for 2003;
2) same for 2004; and 3) 5-Year CAPEX Trend.
1) Pie chart showing relative portion for each of five focus areas, as follows (in descending order):
     Glen Rose Porosity, Georgetown, Glen Rose Shoal, Pena Creek, and, Escondido.
2) Pie chart showing relative portions for each of five focus areas, as follows (in descending order):
     Georgetown, Glen Rose Porosity, Glen Rose Shoal, and Pena Creek.
3) Bar chart showing $millions and highlighting % spent on drilling, as follows:
     2000 - $11.2, 77%; 2001 - $17.8, 73%; 2002 - $27.1, 52%; 2003E - $33.1 million, 74%;
          and 2004E - $23.4, 82%.

Slide 12 - 2004 Initial CAPEX Budget

Pie chart showing percentages and number of wells for five focus areas, as follows (in descending order):
     Georgetown - 25 Wells; Pena Creek - 10 Wells; Glen Rose Porosity - 8 New wells, 4 Re-entries;
          and Glen Rose Shoal/Reef - 8 Wells.

-     Budget: $23.4 million
-     82% earmarked for drilling - $19.2 million
-     51 initial proposed wells, 4 re-entries
-     TXCO carried at no cost for 2nd Jurassic well

Maverick Basin offers an attractive mix of low, medium and high risk plays

Slide 13 - Current Reserve Exposure Risk Mix
Pie chart showing Risk components of the 2003 drilling as a % of the drilling program.
Low Risk - 15%, Escondido, San Miguel (Pena Creek), and Glen Rose Shoal.
Medium Risk - 60%, Olmos/CBM, Georgetown, Glen Rose Reef & Glen Rose Porosity
High Risk -  25%, Jurassic.

Slide 14 - 3-Year Performance Comparisons
Slide contains two charts: 1) Rolling Gross Profit Return-On-Investment Ratio, and 2) Rolling F&D Drillbit Costs.
Chart 1 is a bar chart showing Return on Investment Ratios by 3-year periods from 1998 through 2002.
Drillbit only - 1998-2000 - 137%, 1999-2001 - 160%; and 2000-2002 - 208%.
All sources   - 1998-2000 - 107%, 1999-2001 - 135%; and 2000-2002 - 173%.
-     Gross Profit is oil and gas revenues less operating expenses and G&A costs.  Gross Profit Return on Investment is Gross Profit divided by Finding and Development Costs.

Chart 2 is a bar chart showing Finding & Development costs per Mcfe by 3-year periods from 1998 through 2002.    1998-2000 - $1.52; 1999-2001 - $1.58; and 2000-2002 - $1.41.
-     Drillbit finding and development costs per Mcfe include exploration costs and actual drilling costs        incurred compared to the volume of new reserves added during the year.

J.S. Herold's Smallcap Universe spent $2.57/Mcfe to replace reserves by drillbit during 2000-2002.

Slide 15 - Rolling 3-Year Production Replacement
Bar chart showing Production Replacement by 3-year periods from 1998 through 2002.
1998-2000 - 132%; 1999-2001 - 168%; and 2000-2002 - 261%.

J.S. Herold's Smallcap Universe production replacement rate was 190% during 2000-2002

Slide 16 - Drilling Activity Remains Brisk
Bar chart showing number of new wells drilled by year for 1999 through 2003 and planned wells for 2004.
New wells drilled - 1999 - 10; 2000 - 25; 2001 - 25; and 2002 - 37; 2003 - 71, and estimated 2004 - 51.

-     2004 expected to be TXCO's 2nd-busiest drilling year.
-     5-year average drilling success rate: 85%

Slide 17 - TXCO Operational Snapshot
- Leasehold: 572,000 Gross Acres
- Maverick Basin - 480,000 acres (420,300 net)
- Largest Maverick Basin Mineral Leaseholder
- Williston Basin - 92,000 acres (87,300 net)
- Reserve Make Up at June 30
- 24.7 Bcfe - 59% Proved Developed
- 59% Gas - 14.5 Bcf
- 41% Oil - 1,700 MBbls
- PV-10 - $51.4 million - Price deck: $25.25/bbl oil, $5.24/MMBtu gas
- Net Daily Production - Exit Rate 2003
- 16 MMcfe - Up 15% from YE 2002
- 97% from Maverick Basin
- 44% Oil - 1,197 BOPD
- 56% Gas - 8.9 MMcfd

Slide 18 - Maverick Basin Acreage Growth
Lease location map shown.
-     Dominant Acreage Position
-     Strong Infrastructure
-     Operational Synergies
Table indicating the acreage held by year as follows: 1997 - 56,400; 1998 - 65,200;
  1999 - 115,000; 2000 - 365,000; 2001 - 372,000; 2002 - 409,000; and 2003 - 480,000.

Slide 19 - Maverick Basin: Prospect Rich
 Drawing showing geologic formations.
-     Escondido 1,000' +/-
-     Olmos/CBM 1,500' +/-
-     San Miguel 1,800' +/-
-     Georgetown 3,000' +/-
-     Glen Rose Porosity 5,000' +/-
-     Glen Rose Shoal/Reef 6,000' +/-
-     Jurassic Formation 16,000' +/-
Maverick Basin has 20+ productive zones

Slide 20 - Glen Rose:  Three Plays in One
Drawing showing geologic formations and labeling the porosity interval, shoal and reef components.

-     Glen Rose porosity discovery - 2002
-     27 wells drilled since discovery, 20 square miles identified, ??? Bbls in place
-     Multiple 3-D defined opportunities
       -   200+ prospects identified
       -   Porosity - 40 degree oil, fresh water
       -   Shoal/Reef - gas prone

Slide 21 - The Glen Rose Plays
Picture of seismic data labeled as follows: Paloma Lease Reef/Shoal; Chittim Lease Reef/Shoal; and, Comanche Lease Porosity.
-     Prospect Inventory
      -  200+ Prospective wells, 3-D/2-D defined
-     Gross Reserves Targeted/well
      -  Paloma - 2.5 Bcfe
      -  Comanche - 100 to 400 MBbls
-     Estimated Drilling and Completion Costs
      -  Paloma/Chittim: Vertical - $450,000; Horizontal - $750,000
      -  Comanche:  Vertical - $750,000; Horizontal - $900,000 to $1.1 million

Slide 22 - Georgetown Fault: 'Looks Like Broken Glass'
Pictures of seismic for Georgetown Fault Play for the Burr/Saner Leases and Comanche and Pena Creek Leases marking the Georgetown Fault Systems and the Vivian, Kothman, Myers and Covert wells. Also included was an inset map indicating the general location of these leases on TXCO's acreage.
-     TXCO is 4-for-4 drilling Georgetown wells using new seismic technique
-     Hundreds of drillable locations
-     Estimated cost per well:   $325,000 to $750,000
-     Gross reserves targeted/well:   Oil - 50 to 100 MBbls;   Gas - 2 Bcfe

Slide 23 - Georgetown: Model Fault Pattern
Picture of clay model of fault pattern.

Clay model illustrates Georgetown's extensive faulting systems
Source: Cloos, "Experimental Analysis of Gulf Coast Fracture Patterns," 1967

Slide 24 - Pena Creek Infill Drilling Under Way
Map of Pena Creek lease area showing producing wells, injection wells and 2003 drilling locations.
-     90% success rate on first 21 of 23 planned wells.
-     80, 3-D defined infill locations.
-      40 to 20 acres downspacing raised production 77% in 2003
-     Cost: $250,000/well

Slide 25 - Olmos/CBM Play: Coalbed Distribution in Maverick Basin
Map of leases with location of surface exposure and downdip limit of Olmos Coal marked, as well as location of desorption tests. Map also indicates the location of the Dos Republicas permit, the MICARE mine blocks and the CFE power plant.
-     250,000+ acre lease block
-     36 wells dewatering
-     Saturated coal has up to 350 scf/ton gas
-     High-volatile bituminous C
-     Typical CBM well: $150,000
-     1 Tcf gross unrisked resource potential

Slide 26 - Maverick Basin's Jurassic Play
Map of the Maverick Basin area marking well locations of Humble/Exxon - 1956; Shell - 1953;
Conoco - 1977; and Taylor 132-1.
-     Taylor 132-1 - TD at 22,400 feet in previously untested Jurassic formation.
-     Testing/completion now under way - gas present
-     Over a mile of potentially productive rock identified
-     TXCO optimistic well will prove commercial
-     Drilling of 2nd well awaits testing results
-     TXCO holds Jurassic rights across 300,000+ acres

Slide 27 - EBITDA and Cash Flows Growing
Bar chart showing EBITDA and Cash Flows for 1998 through 2002, and for 9-month period of 2003, in $ millions.
Period -                       1998       1999      2000      2001      2002      9-month '03
EBITDA                       -6.6        +3.8       +4.3      +3.1       +6.4               +8.2
Cash Flows                   -1.2        +3.9      +6.5       +8.6       +7.4             +11.3

EBITDA is net income before income taxes, interest expense, depreciation, depletion and amortization    expense. See reconciliation at end of this presentation.
Cash Flows are net cash provided by operating activities.

Slide 28 - Conservative Debt/Asset Ratio
Bar chart showing Debt/Asset Ratio by year for 1999 through 2002, and for 3Q03.
1999 - 9.1%; 2000 - 4.1%; 2001 - 2.9%; 2002 - 13.6%; and 3Q03 - 35.2%.
4-Year Compound Annual Growth Rate: 46%.

Slide 29 - Why Own TXCO?
-     Dominant Player in Focus Area
-     Integrated Upstream/Midstream Assets
-     Proven Exploration Track Record
       -  Generating in-house prospects from 3-D analysis attracting industry partners and investors.
       -  History of drilling success - 5-year average: 88%
-     Strong Multi-Pay Potential
       -  Broad prospect inventory in core area
-     Focused Exploration/Development Efforts In Maverick Basin of South Texas

Slide 30 - Reconciliation of Non-GAAP Financial Measure The Exploration Company EBITDA Reconciliation to Net Income and Net Cash Provided
	Fiscal	Fiscal				6 Months	9 Months
($ in thousands)	1998	1999	2000	2001	2002	2003	2003

Net cash provided by operating activities	(1,185)	3,858	6,530	8,564	7,389	11,306	11,256
Current taxes	-	-	(5,142)	75	(75)	50	50
Interest, net	343	567	(41)	(60)	241	262	659
Changes in assets and liabilities	(5,785)	(598)	2,944	(5,412)	(1,199)	(6,078)	(3,754)

EBITDA*	(6,627)	3,827	4,291	3,167	6,356	5,540	8,211

Less:
Interest, net	343	567	(41)	(60)	241	262	659
Income taxes	-	-	(5,142)	75	(75)	50	50
DD&A	1,447	2,328	2,712	3,202	6,501	4,494	6,709

Net Income	(8,417)	932	6,762	(50)	(311)	734	793
	=====	====	====	====	====	=====	=====

*EBITDA represents net income before income taxes, interest expense, depreciation, depletion and amortization expense. We believe Ebitda provides a more complete analysis of TXCO's operating performance and debt servicing ability relative to other companies, and of our ability to fund capital expenditure and working capital requirements. This measure is widely used by investors and rating agencies. Ebitda, with certain negotiated adjustments, is referenced in TXCO's financial covenants and required in reporting under our credit facility. Ebitda is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income, income from operations, or cash flow provided by operating activities prepared in accordance with GAAP.

Slide 31 - Multi-Play, Multi-Pay in the Maverick Basin TXCO Nasdaq listed